                             GAS GATHERING AGREEMENT

                            DATED SEPTEMBER 15, 2004

                                 BY AND BETWEEN

                           COALFIELD PIPELINE COMPANY

                                       AND

                               ATLAS AMERICA, INC.


                                                  TABLE OF CONTENTS
                                                  -----------------

                                                                                                            PAGE
                                                                                                            ----
1.    Transportation; Coalfield Pipeline; Expansions...........................................................1
2.    Receipt and Delivery Points; Pressures; Quality..........................................................3
3.    Gathering Fee and Expenses...............................................................................4
4.    Maintenance and Repair...................................................................................6
5.    Measurement..............................................................................................6
6.    Billing; Payment; Reports................................................................................9
7.    Title; Possession........................................................................................9
8.    No Public Use; Rules and Regulations.....................................................................9
9.    Remedies in the Event of Bankruptcy......................................................................9
10.   Assignment..............................................................................................10
11.   Force Majeure...........................................................................................10
12.   Notices.................................................................................................10
13.   Governing Law...........................................................................................11
14.   Successors in Interest..................................................................................11
15.   Integration; Amendment; Interpretation..................................................................11
16.   Severability............................................................................................12
17.   Waivers.................................................................................................12
18.   Further Assurances......................................................................................12
19.   Attorneys' Fees.........................................................................................12
20.   Counterpart; Fax........................................................................................12



                                   DEFINITIONS


TERM                                                   DEFINED AT:
----                                                   ----------

Agreement                                        Page 1
AMI                                              ss. 1.1
Btu                                              ss. 5.1(e)
cubic foot of gas                                ss. 5.1(a)
Delivery Point(s)                                ss. 2.1(b)
Downstream Entity                                ss. 2.1(b)
Drilling and Operating Agreement                 Second Whereas clause, page 1
Drilling Cost                                    ss. 1.2
force majeure                                    ss. 11.1
Gas Purchaser                                    ss. 3.1(a)
Heating Value                                    ss. 5.1(c)
Leases                                           Second Whereas clause, page 1
mcf                                              ss. 5.1(b)
Measurement Equipment                            ss. 5.1(f)
Operator                                         Page 1
psia                                             ss. 5.1(d)
Receipt Point(s)                                 ss. 2.1(a)
Third-Party Natural Gas                          ss. 5.13
Transporter                                      Page 1
Wells                                            Fourth Whereas clause, page 1

                                LIST OF EXHIBITS
                                ----------------

PRINCIPAL REFERENCE:
-------------------

Exhibit 1 - Coalfield Pipeline Map                            ss. 1.1

                             GAS GATHERING AGREEMENT


         This Gas Gathering Agreement (this "Agreement") is made and entered into, effective as of the 15th day of September, 2004, by and between Coalfield Pipeline Company, a Tennessee corporation, whose address is 132 Mitchell Road, Oak Ridge, TN 37830 (hereinafter referred to as "Transporter") and Atlas America, Inc., a Pennsylvania corporation, and not any other entity having the name Atlas America, Inc. or any derivative thereof, whose address is 311 Rouser Road, Moon Township, Coraopolis, PA 15108 (hereinafter referred to as "Operator").

         WHEREAS, one hundred percent (100%) of the issued and outstanding capital stock of Transporter is owned by CNX Gas Company, LLC and New River Energy, LLC, the sole members of Knox Energy, LLC; and

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, Operator has entered into a certain Drilling and Operating Agreement dated September 15, 2004 (the "Drilling and Operating Agreement") with Knox Energy, LLC for the purpose of exploring for and producing natural gas and/or oil from the property subject to the Leases, as such term is defined in the Drilling and Operating Agreement; and

         WHEREAS, Transporter is the sole owner of a natural gas gathering system known as the Coalfield Pipeline on, or in the vicinity of, the property subject to the Leases; and

         WHEREAS, Transporter and Operator have agreed that, subject to the terms and conditions hereinafter set forth, Operator shall have the right to have natural gas (including other gaseous hydrocarbons) produced from the Wells (as such term is defined in the Drilling and Operating Agreement) drilled on the property subject to the Leases compressed and transported through the Coalfield Pipeline, as it may be expanded pursuant hereto or otherwise.

         NOW, THEREFORE, WITNESSETH, that for and in consideration of the foregoing premises, and the mutual covenants herein contained, the parties hereto mutually covenant and agree as follows:

         1. Transportation; Coalfield Pipeline; Expansions.
            -----------------------------------------------

         1.1 For so long as any Well produces natural gas, (a) Operator shall have the right to have compressed and transported, and Transporter shall compress and transport, through the presently existing Coalfield Pipeline as depicted on Exhibit 1 attached hereto and made a part hereof, (i) on a firm basis, any and all quantities of natural gas produced from the Wells up to the Excess Capacity (as such term is hereinafter defined) and (ii) on an interruptible basis, quantities of such natural gas in excess of the Excess Capacity and (b) Operator shall have the right, on a firm basis, to have compressed and transported, and Transporter shall compress and transport, through any expansions of the Coalfield Pipeline (including extensions and other improvements), any and all quantities of natural gas produced from the Wells. For purposes of this Agreement, the term Excess Capacity shall mean the quantities of natural gas which can be transported through the presently existing Coalfield Pipeline, less (i) the quantities of natural gas compressed and transported (both upstream and downstream of the presently existing compressor) and produced from wells which were drilled, or which were owned, by Knox Energy, LLC prior to the date of this Agreement and which are located on the AMI (as such term is defined in the Drilling and Operating Agreement), (ii) up to two hundred fifty (250) mcf's per day of natural gas compressed and transported (both upstream and downstream of the presently existing compressor) pursuant to a transportation arrangement between Transporter and Daniel Potts, as such arrangement may be modified or renewed from time to time, and (iii) up to five hundred (500) mcf's per day of natural gas transported (only downstream of the presently existing compressor) pursuant to a transportation arrangement between Transporter and Ariana Energy, LLC, as such arrangement may be modified or renewed from time to time; provided, however, that it is understood by the parties that the Excess Capacity will be limited by the volumes of natural gas accepted by the Downstream Entity (as such term is defined in Section 2.1(b) hereof). If the delivery by Operator into the Coalfield Pipeline, as it may be expanded from time to time, of natural gas produced from the Wells has a material, adverse effect upon the transportation of the quantities of natural gas of Knox Energy, LLC, Daniel Potts or Ariana Energy, LLC set forth in clauses
(i), (ii) and (iii) above, respectively, and if Knox Energy, LLC, Daniel Potts or Ariana Energy, LLC, as the case may be, has taken reasonable action (including the installation of compressors) to eliminate such effect but such action has not resulted in such elimination, Operator and Transporter shall, in good faith, negotiate, and pursue, such operational and other activities as shall be reasonable to them to achieve access to the Coalfield Pipeline by all parties on an equitable basis; provided, however, that none of Knox Energy, LLC, Daniel Potts or Ariana Energy, LLC shall be a third-party beneficiary with respect to any matter set forth above or below in this Section 1.1. If Operator purchases firm transportation from a Downstream Entity (as such term is defined in Section 2.1(b) hereof), Operator's right to such transportation shall at no time require Transporter to reduce the quantities of natural gas of Knox Energy, LLC, Daniel Potts or Ariana Energy, LLC transported through the Coalfield Pipeline below the quantities set forth in clauses (i), (ii) and (iii) above. If any natural gas is proposed to be compressed and/or transported through the Coalfield Pipeline, as it may be expanded from time to time, for a party in addition to Operator, Knox Energy, LLC, Daniel Potts or Ariana Energy, LLC, such compression and/or transportation shall be on an interruptible basis only, subordinate to the right of Operator to compress and transport natural gas, and Transporter shall give Operator prior written notice of such proposal, in such detail as Operator may reasonably request, including the identity of the party, the quantity of natural gas to be compressed and/or transported and the fee and other charges for such compression and/or transportation; provided, however, that if the compression and/or transportation of natural gas for such party has an adverse effect, as reasonably determined by Operator, on the compression and/or transportation of natural gas produced from the Wells, Transporter shall reduce, restrict or otherwise limit the quantities of natural gas which such party may deliver into the Coalfield Pipeline, as it may be expanded from time to time, as may be reasonably required by Operator.

             1.2 At such time as in the reasonable judgment of Operator, the Coalfield Pipeline, as it may be expanded from time to time, does not have sufficient capacity to compress and transport natural gas produced from the Wells, Operator may propose to Transporter an expansion of the Coalfield Pipeline, as it may have been previously expanded from time to time, such proposal to be accompanied by reasonably detailed drawings and construction plans including necessary rights-of-way and the anticipated dates the construction of the expansion will begin and end. Transporter shall have the right to expand the Coalfield Pipeline, at its sole cost and expense, as proposed by Operator or having greater capacity than proposed by Operator, by notifying Operator in writing, within sixty (60) days after receipt of Operator's proposal, that it will do so. If such notice is not given by Transporter within such sixty (60) day period, Operator shall have the right to expand, at its sole cost and expense, the Coalfield Pipeline as proposed. Upon completion of such expansion, Operator shall transfer to Transporter ownership of all pipelines, compressor, meters and other equipment comprising, and rights-of-way for, such expansion, as part of the Coalfield Pipeline and upon such transfer, free and clear of all liens and encumbrances except lease payments, if any, for the rental of compressors, meters and other equipment after such transfer, Transporter shall assume all obligations and other liabilities of Operator in connection therewith (other than those which were incurred, accrued or were payable prior to such transfer) including such lease payments; provided, however, that Operator shall retain, and not transfer, ownership of up to the first two thousand five hundred (2,500) feet of flow/sales line from each Well to the Coalfield Pipeline if the cost of such flow/sales line was billed as a Drilling Cost (as such term is defined in the Drilling and Operating Agreement) for such Well. Operator shall indemnify and hold Transporter harmless from all actions, damages, fines and suits of any kind for all operations of such pipelines, compressors, meters and other equipment prior to the transfer to Transporter.

             In the event that Operator constructs an expansion of the Coalfield Pipeline at its sole cost and expense and transfers ownership thereof to Transporter, in consideration of such transfer of ownership by Operator, Transporter shall pay to Operator an amount equal to twelve cents ($0.12) per mcf of gas produced from the Wells, and all other wells if any, connected to the expansion of the Coalfield Pipeline as measured at the well heads of the Wells (subject to the provisions of Section 3.1(a) hereof as to measurement at a different point) and point(s) of delivery into the Coalfield Pipeline with respect to such other wells; provided, however, that if the expansion involves only an improvement to the Coalfield Pipeline through which natural gas is then flowing (for example, the installation of a "looped" line), the amount of twelve cents ($0.12) per mcf shall be payable only with respect to quantities of natural gas in excess of those flowing through such expansion immediately prior to such expansion. Payment of such amount for gas transported through such expansion in any month shall be made within sixty (60) days after the end of such month and Transporter shall grant a valid and perfected first lien and security interest in the property transferred to it by Operator to secure payment of such amount. The amount of twelve cents ($0.12) per mcf shall be fixed for a period of five (5) years from the date of this Agreement and thereafter until such time as Operator may request, in a writing sent to Transporter, a renegotiation of such amount. Promptly after such request, Operator and Transporter shall negotiate in good faith adjustments to the amount as suggested by Operator taking into consideration Operator's expectation to receive from the amounts payable to it under this paragraph a minimum annual return of ten percent (10%) on the investment of Operator in the property transferred to Transporter, provided, however, that in no event shall any adjustment be made more frequently than once every two (2) calendar years and no adjustment shall reduce the difference between the gathering fee payable to Transporter as set forth in Section 3.1(a) hereof (as such fee may be adjusted pursuant to such Section) and the amount payable to Operator as set forth in this paragraph (as it may be adjusted pursuant to this paragraph) below twenty cents ($0.20). It is understood and agreed by the parties hereto that regardless of the number of expansions of the Coalfield Pipeline constructed by Operator and transferred to Transporter pursuant hereto through which natural gas, for which Transporter is to make payment to Operator pursuant to this paragraph, flows, the amount payable by Transporter pursuant to this paragraph shall not exceed twelve cents ($0.12) cents per mcf of such natural gas (as it may be adjusted pursuant to this paragraph).

         2. Receipt and Delivery Points; Pressures; Quality.
            ------------------------------------------------

             2.1 (a) Natural gas produced from the Wells shall be delivered to the Coalfield Pipeline at such point(s) ("Receipt Point(s)") as Transporter and Operator shall both agree in the exercise of their reasonable judgment giving due consideration to the location of the Wells and the operation of the Coalfield Pipeline and the transportation of all such natural gas.

                 (b) Natural gas produced from the Wells and transported through the Coalfield Pipeline shall be delivered for the account of Operator at the point(s) ("Delivery Point(s)") at which the Coalfield Pipeline is connected to the facilities of an interstate pipeline, local distribution company or any other person, corporation or entity and which are selected by Operator ("Downstream Entity"), subject to such terms and conditions as shall be required by such Downstream Entity including quantity, quality and pressure requirements.

             2.2 (a) All natural gas produced from the Wells and delivered to the Coalfield Pipeline shall be delivered at pressures sufficient to enter the Coalfield Pipeline against the working pressures maintained therein from time to time; provided, however, that neither party shall be obligated to compress such natural gas to effect delivery into the Coalfield Pipeline and Transporter shall not be obligated to receive such natural gas at pressures exceeding the maximum allowable operating pressure of the Coalfield Pipeline as reasonably established by Transporter or pursuant to any applicable governmental rules, regulations or requirements.

                 (b) Subject to the provisions of Section 2.1(b) above, all natural gas produced from the Wells and transported through the Coalfield Pipeline and delivered for the account of Operator to the facilities of a Downstream Entity shall be delivered for the account of Operator at pressures sufficient to enter such facilities against the working pressures maintained therein from time to time.

             2.3 The quality of the natural gas produced from the Wells and delivered to the Coalfield Pipeline shall at all times conform to accepted industry practices for delivery of natural gas into a gathering system.

         3.  Gathering Fee and Expenses.
             --------------------------

             3.1 In consideration of the compression and transportation through the Coalfield Pipeline of natural gas produced from the Wells, Operator shall pay to Transporter:

                 (a) a gathering fee of fifty-five cents ($0.55) per mcf of gas transported as measured at the Delivery Point(s), provided, however, that if the difference between mcf's of gas as measured at the well heads of the Wells (subject to the provisions of Section 3.1(a) hereof as to measurement at a different point) and as measured at the Delivery Point(s) exceeds five percent (5%) of the mcf's of gas measured at the Delivery Point(s) (after allocation of compressor fuel) and such difference is not attributable to inaccuracies in the meters measuring such gas, then the gathering fee shall be reduced by the price payable by the Gas Purchaser (as such term is defined in the Drilling and Operating Agreement) per mcf times the number of mcf's exceeding the five percent (5%) difference subject to the following:

                     (i) there shall be no reduction in the gathering fee until sixty (60) days after the difference is first determined to exceed five percent (5%) so long as Transporter takes reasonable action to reduce the difference to five percent (5%) or less as soon as reasonably practicable, and the reduction, if applicable, shall apply only to gas compressed and transported after such sixty (60) day period, provided, however, that if at any time within five (5) years after the expiration of such first sixty (60) day period, the difference exceeds five percent (5%), the reduction in the transportation fee shall apply immediately after the difference is determined to exceed five percent (5%); and

                     (ii) in lieu of reducing the gathering fee, the Transporter shall have the right to deliver to the Gas Purchaser, or otherwise have the Gas Purchaser credit, for the account of Operator for the applicable production period the number of mcf's exceeding the five percent (5%) difference.

                 If it is determined that the difference exceeding five percent (5%) is attributable to one or more leaks in one or more lines running from the Wells to the Coalfield Pipeline there shall be no reduction in the gathering fee during the period which it can be reasonably ascertained that such leaks existed. Unless Operator repairs such leaks within a reasonable period after becoming aware of the existence of such leaks, Transporter may require Operator to set a meter, at the sole cost and expense of Operator, at the Receipt Point(s).

                 The gathering fee of fifty-five cents ($0.55) per mcf shall be fixed for a period of five (5) years from the date of this Agreement and thereafter until such time as Transporter may request, in a writing sent to Operator, a renegotiation of such fee. Promptly after such request, Transporter and Operator shall negotiate in good faith adjustments to the transportation fee as suggested by Transporter taking into consideration the recovery by Transporter, over a reasonable period of time, of the costs incurred by Transporter to maintain, repair and/or replace all or portions of the Coalfield Pipeline, provided, however, that in no event shall any adjustment be made more frequently than once every two (2) calendar years and no adjustment shall exceed ten percent (10%) of the gathering fee of fifty-five cents ($0.55), as it may have been previously adjusted pursuant hereto. The gathering fee shall be payable with respect to all gas transported through the Coalfield Pipeline including the property transferred to Transporter pursuant to Section 1.2 hereof; and

                 (b) a share of the actual expenses to operate the compressor, meters, treatment and related facilities including normal lease payments and costs of maintenance, lubrication and fuel (other than natural gas produced from the Wells used to fuel the compressor and related facilities), and wages and benefits of attendants. The share shall be based upon the volumes of gas produced from Wells which is compressed and/or treated relative to the total volumes of gas compressed and/or treated. It is understood and agreed by the parties that any and all liquid hydrocarbons and other products from the treatment of natural gas produced from the Wells, and any and all revenues therefrom and other proceeds thereof, shall be the property of, and paid, to Operator.

             3.2 If Transporter fails to deliver for the account of the Operator at the Delivery Point(s) at least ninety-five percent (95%) of the volumes of natural gas produced from the Wells as measured at the well heads of the Wells (subject to the provisions of Section 3.1(a) hereof as to measurement at a different point), Transporter shall be solely responsible for the payment of any and all charges imposed by the Downstream Entity which arise from such failure; provided, however, that Transporter shall have no such responsibility, and Operator shall bear any and all such charges, if such failure results from "force majeure" (as such term is defined in Section 11.1 hereof) or any other cause except the negligence of Transporter.

         4.  Maintenance and Repair.
             ----------------------

             4.1 Transporter shall, at its sole cost and expense, maintain and repair the Coalfield Pipeline, as it may be expanded from time to time.

         5.  Measurement.
             -----------

             5.1 For purposes of this Agreement, the following terms shall have the following meanings:

                 (a) "cubic foot of gas" shall mean the amount of natural gas necessary to fill one cubic foot of space at a base pressure of fourteen and seventy-three hundredths (14.73) psia and at a base temperature of sixty degrees Fahrenheit (60(degree)F).

                 (b) "mcf" shall mean one thousand (1,000) cubic feet.

                 (c) "Heating Value" shall mean the gross number of Btu's produced by the complete combustion, at constant pressure, of the amount of natural gas which would occupy a volume of one cubic foot at a temperature of sixty degrees Fahrenheit (60(degree)F) at a constant pressure of fourteen and seventy-three hundredths (14.73) psia with air of the same temperature and pressure as the natural gas when the products of combustion are cooled to the initial temperature of the natural gas and air and when the water formed by combustion is condensed to the liquid state.

                 (d) "psia" shall mean pounds per square inch absolute.

                 (e) "Btu" shall mean British Thermal Unit.

                 (f) "Measurement Equipment" shall mean the measurement and testing equipment that is to be used pursuant hereto to measure and test natural gas.

             5.2 For the purpose of measurement, calculation and meter calibration, the average absolute atmospheric (Barometric) pressure shall be assumed to be fourteen and seventy-three hundredths (14.73) psia at the well heads of the Wells (and any other points of measurement pursuant to Section 3.1(a) hereof) and at the Delivery Point(s) hereof, irrespective of variations in natural atmospheric pressure from time to time.

             5.3 (a) Transporter shall install at the Delivery Point(s), at its sole cost and expense, Measurement Equipment.

                 (b) Operator shall install at the well head of each Well (and any other points of measurement pursuant to Section 3.1(a) hereof), at its sole cost and expense, Measurement Equipment.

                 (c) Each party shall operate, test, calibrate, maintain and repair all of its Measurement Equipment, and have all charts integrated at least monthly, at its sole cost and expense and as a prudent well and pipeline operator would do, using accepted industry practices and materials. Testing and calibration shall be performed at least once a year. The parties agree to give each other reasonable notice of such testing so that if Operator or Transporter, as the case may be, desires, it may have its representative present. In the event the Measurement Equipment is found to be inaccurate, it will be adjusted to register accurately.

                 (d) Each party shall have the right to challenge the accuracy of any Measurement Equipment of the other party, and when challenged, such equipment shall be tested. The cost of any such test shall be borne by the non-challenging party if the percentage of inaccuracy is found to be more than two percent (2%), but if the percentage of inaccuracy is found to be two percent (2%) or less, the cost of such test shall be borne by the challenging party. If, upon any such test, the percentage of inaccuracy is found to be in excess of two percent (2%), the volumes of natural gas delivered and any payment based upon such inaccuracy shall be corrected for a period extending back to the time when such inaccuracy began, if such time is ascertainable, and if not ascertainable, then back one-half (1/2) of the time elapsed since the last date of calibration.

                 (e) If, for any reason, any Measurement Equipment is out of service or out of repair so that the volumes of natural gas delivered cannot be ascertained or computed from the reading thereof, the natural gas delivered during the period such Measurement Equipment is out of service or out of repair shall be estimated and agreed upon by the Transporter and the Operator upon the basis of the data available using the first of the following methods that is feasible.

                     (i) By using the registration of any check meter or meters if installed and accurately registering; or in the absence of (i);

                     (ii) By correcting the error if the percentage of error is ascertainable by calibration, special test or mathematical calculation; or in the absence of both
                            (i) and (ii) then;

                     (iii) By estimating the volumes of natural gas received or delivered based on receipts or deliveries during preceding periods under similar conditions when such Measuring Equipment was registering accurately.

             5.4 All tests, calibrations, charts, integration reports and other records relating to the Measurement Equipment and to Third-Party Natural Gas (as such term is defined in Section 5.13 hereof), as well as all statements and other records of the Gas Purchaser in the possession of either party, shall be kept by the parties on file for a period of not less than three (3) years. At any time within such period, either party shall, upon request of the other party, furnish to the other party such records, or copies thereof, together with calculations therefrom, for inspection and verification.

             5.5 The volumes of natural gas shall be measured by orifice meters, recording gauges or other types of meters of standard make and design commonly accepted in the industry, so as to accomplish the accurate measurement of the volumes of natural gas delivered and redelivered hereunder.

             5.6 The Measurement Equipment shall be corrected for deviation from Boyle's Law at the pressures and temperatures under which natural gas is delivered and redelivered hereunder.

             5.7 The temperature of the natural gas shall be determined to the nearest one degree Fahrenheit (1(degree)F) at the points of measurement by the continuous use of recording thermometers of standard manufacture, to be installed in accordance with accepted industry practice and the arithmetical average of hourly temperatures of the natural gas so determined each day shall be used in computing temperatures of the natural gas during each day.

             5.8 The specific gravity of the natural gas flowing through the meters shall be determined with accuracy to the nearest one-thousandth by taking samples of the natural gas at the points of measurement at such times as may be determined necessary in practice by the use of an instrument commonly used and accepted in the industry. Should the specific gravity vary more than five-thousandths (.005), either party hereto may request the use of a recording gravitometer of a type acceptable to both parties properly installed so as to accurately record the specific gravity of the gas being measured. It is understood that the party requesting the gravitometer shall pay the costs of the instrument and its installation.

             5.9 Tests for determining whether the natural gas produced from the Wells and delivered to the Downstream Entity meets the quality specifications of the Downstream Entity shall be made by approved methods and the cost thereof shall be borne by Transporter.

             5.10 Adjustment for the effect of supercompressibility shall be determined by mutual consent of the parties by such methods as shall be acceptable to the parties.

             5.11 Heating Value of the natural gas shall be determined by taking samples of the gas at each of the Delivery Point(s) at such times as may be designated by either party hereto, but not more than once each month, and by having the Btu content per cubic foot determined by calorimeter or by other means acceptable in the industry. For all purposes, the number of Btu's contained in any volume of natural gas shall be determined by multiplying the most recently determined Heating Value by the number of cubic feet of gas contained in such volume. Notwithstanding the foregoing, the Heating Value of natural gas delivered into the Coalfield Pipeline by Daniel Potts and Ariana Energy, LLC shall be determined by taking samples of the gas at the points at which such gas enters the Coalfield Pipeline and the Heating Value of all other natural gas flowing through the Coalfield Pipeline, as it may be expanded from time to time, and delivered and measured at the same Delivery Point(s) as the natural gas of Daniel Potts and Ariana Energy, LLC shall be appropriately adjusted.

             5.12 Transporter and Operator, in the presence of each other, shall have access to the other's Measurement Equipment at all reasonable times. Each party shall give reasonable notice, and the party notified shall have the right to be present at the time, of any installing, reading, cleaning, changing, repairing, inspecting, testing, calibrating or adjusting done in connection with the other's Measurement Equipment; provided, however, failure of either party so notified to witness such an operation after due notification shall not affect the validity of such operation in any way.

             5.13 If natural gas produced from wells other than the Wells ("Third-Party Natural Gas") is transported through the Coalfield Pipeline, the volumes of natural gas produced from the Wells and transported through the Coalfield Pipeline shall be determined at the Delivery Point(s) based upon the relative volumes of natural gas, (i) produced from the Wells as measured at the well heads of the Wells (subject to the provisions of Section 3.1(a) hereof as to measurement at a different point) and (ii) Third-Party Natural Gas as measured at the point(s) of delivery into the Coalfield Pipeline.

         6.  Billing; Payment; Reports.
             -------------------------

             6.1 On or before the twentieth (20th) day of each month, Transporter shall submit to Operator a statement, in such detail as Operator may reasonably require, setting forth the amount due to Transporter hereunder for the compression and transportation of natural gas produced from the Wells, which statement shall also set forth the total volumes, and Heating Value, of such gas delivered at the Delivery Point(s) during the preceding month.

             6.2 Subject to Section 6.3 hereof, Operator agrees to make payment to Transporter in accordance with such statement on or before thirty (30) days after receipt of such statement.

             6.3 Operator shall have the right at all reasonable times to examine the books and records and charts of the Transporter to the extent necessary to verify the accuracy of any such statement. If any such examination shall reveal, or if Operator shall discover, any error in any such statement, then proper adjustments and correction thereof shall be made as promptly as practicable.

         7.  Title; Possession.
             -----------------

             7.1 Operator warrants title to the natural gas produced from the Wells and transported through the Coalfield Pipeline and its ownership and rights with respect thereto and agrees to indemnify, defend and save Transporter harmless from and against all suits, actions, debts, damages, costs, losses and expenses arising from adverse claims of any and all persons, corporations or other entities with respect to title to such natural gas.

             7.2 (a) Operator shall be in exclusive control and possession of the natural gas, and responsible for any damage or injury caused thereby, prior to delivery of such gas at the Receipt Point(s).

                 (b) After delivery of such natural gas at the Receipt Point(s), and until redelivery by Transporter thereof at the Delivery Point(s), Transporter shall be in exclusive control and possession thereof and responsible for any injury or damage caused thereby.

         8.  No Public Use; Rules and Regulations.
             ------------------------------------

             8.1 Transporter agrees to use its reasonable efforts to not dedicate, or have deemed dedicated, the Coalfield Pipeline to public use.

             8.2 (a) This Agreement is subject to all valid orders, laws, rules and regulations of duly constituted governmental authorities and agencies having jurisdiction or control over the parties, their facilities or gas supplies, or this Agreement or any provision hereof.

                 (b) The parties agree to timely file all statements, notices and petitions required by any governmental authority having appropriate and applicable jurisdiction.

         9.  Remedies in the Event of Bankruptcy.
             -----------------------------------

             9.1 Nothing contained herein shall limit, restrict or otherwise affect, in any way or manner whatsoever, the rights and remedies available to either party in the event of the bankruptcy or insolvency of the other party including but not limited to the right of either party to recover damages, or the amount of damages, if this Agreement is rejected by, or on behalf of, the other party in any bankruptcy, insolvency or other proceeding or otherwise.

         10. Assignment.
             ----------

             10.1 This Agreement may not otherwise be assigned by Operator, or Transporter, without the prior written consent of the other, not to be unreasonably withheld. No assignment shall relieve any party of its obligations accrued prior to assignment unless such party is expressly released in writing from such obligations by the party to which it is obligated. Any assignment shall not become effective or binding upon the Transporter or the Operator until the non-assigning party receives a copy of the fully executed instrument effecting such assignment.

         11. Force Majeure.
             -------------

             11.1 If either party is rendered unable, wholly or in part, by force majeure to carry out its obligations under this Agreement, other than the obligation to make money payments or furnish security, that party shall give to the other party prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the party giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure. The term "force majeure", as here employed, shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood or other act of nature, explosion, governmental action, governmental delay, restraint or inaction, unavailability of equipment, and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the party claiming suspension.

             The affected party shall use all reasonable diligence to remove the force majeure situation as quickly as practicable. The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes, lockouts, or other labor difficulty by the party involved, contrary to its wishes; how all such difficulties shall be handled shall be entirely within the discretion of the party concerned.

         12. Notices.
             -------

             12.1 All notices or other correspondence required or made necessary by the terms of this Agreement shall be in writing and shall be considered as having been given to a party (i) if given by telecopy, at the time the telecopy is transmitted to the following telecopier numbers and the appropriate answer back is received or receipt is otherwise confirmed, (ii) if given by mail, two
(2) business days after being mailed by registered or certified mail, postage prepaid, to the following addresses, or (iii) if given by any other means (including but not limited to overnight delivery), when delivered at the following addresses:

                            (a)  Transporter:

                                       Coalfield Pipeline Company
                                       P.O. Box 947 Bluefield, VA 24605
                                       Attention: Claude Morgan Telecopier
                                       No.: (276) 988-1076

                                       with a copy to:

                                       Coalfield Pipeline Company
                                       132 Mitchell Road
                                       Oak Ridge, TN 37830
                                       Telecopier No.: (865) 481-3896

                           (b)   Operator:

                                       Atlas America, Inc.
                                       311 Rouser Road
                                       Moon Township
                                       Coraopolis, PA 15108
                                       Attention: Frank Carolas
                                       Telecopier No.: (412) 262-3927

Each party shall have the right to change its address at any time, and from time to time, by giving written notice thereof to the other party.

         13. Governing Law.
             -------------

             13.1 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflicts of laws of the Commonwealth of Pennsylvania, provided, however, that as to real property issues, if any, this Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without giving effect to the principles of conflicts of laws of the State of Tennessee.

         14. Successors in Interest.
             ----------------------

             14.1 Each and all of the covenants, agreements, terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties hereto and their successors and assigns.

         15. Integration; Amendment; Interpretation.
             --------------------------------------

             15.1 This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supercedes all prior and contemporaneous agreements and understandings of the parties in connection herewith. Any amendment or supplement made hereto shall be in writing and signed by all parties. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Terms such as "herein", "hereby", "hereto", "hereunder", and "hereof" refer to this Agreement as a whole.

         16. Severability.
             ------------

             16.1 If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon any binding determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable and legally enforceable manner, to the end that the transactions contemplated hereby may be completed to the fullest extent possible.

         17. Waivers.
             -------

             17.1 No waiver by any party of any default hereunder by any other party shall operate as a waiver of any other default or of the same default on a subsequent occasion. No failure to exercise, and no delay in exercising, by any party of any power, remedy or right shall operate as a waiver thereof, nor shall any single or partial exercise of any power, remedy or right preclude other or further exercise thereof or the exercise of any other power, remedy or right. All powers, rights and remedies may be asserted concurrently, cumulatively, successively or independently from time to time.

         18. Further Assurances.
             ------------------

             18.1 The parties agree to promptly execute and deliver, or cause to be executed and delivered, at such times as shall be reasonably requested, any additional instrument or take any further action as may be reasonably necessary or appropriate that any party may reasonably request for the purpose of carrying out the transactions contemplated by, and the purposes and intents of, this Agreement.

         19. Attorneys' Fees.
             ---------------

             19.1 In any dispute between the parties hereto arising under this Agreement, the prevailing party shall be entitled to recover from the other party its reasonable attorney fees and other reasonable costs of litigation in addition to all other remedies.

         20. Counterpart; Fax
             ----------------

             20.1 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same agreement. It is agreed by the parties that facsimile signature pages signed by the parties shall be binding to the same extent as original signature pages.


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                                     - 12 -

         IN WITNESS WHEREOF, Transporter and Operator, with the intent of being legally bound hereby, have executed this Gas Gathering Agreement as of the 15th day of September, 2004.

                                             TRANSPORTER:

WITNESS:                                     COALFIELD PIPELINE COMPANY, a
                                             Tennessee corporation


____________________________                 By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                             OPERATOR:

                                             ATLAS AMERICA, INC., a Pennsylvania
                                             corporation
WITNESS:


____________________________                 By:________________________________
                                             Name:______________________________
                                             Title:_____________________________